UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 5, 2014 (January 31, 2014)

EV Energy Partners, L.P.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20–4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651–1144

 _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced on December 5, 2013, EV Energy Partners, L.P. (the “Partnership”) Frederick Dwyer, Controller, retired from EV Management, LLC, the general partner of the general partner of the Partnership on January 31, 2014. EV Management, LLC is a wholly-owned subsidiary of EnerVest, Ltd.

Ryan J. Flory, 37, has replaced Mr. Dwyer as Controller following Mr. Dwyer’s retirement. Mr. Flory, a certified public accountant, has served as Corporate Controller of EnerVest, Ltd. since September of 2012 and as Manager of Financial Reporting from 2005 to 2012.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: February 5, 2014	By:	/s/MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of
EV Management LLC, general partner of
EV Energy GP, L.P., general partner of
EV Energy Partners, L.P.